NEIGHBORS BANCSHARES, INC.
                           RESTRICTED STOCK AGREEMENT
                              (TIME-BASED VESTING)


     THIS RESTRICTED STOCK AGREEMENT (the "Agreement") is made and entered into as of ________________, 2002 (the "Award Date"), by and between NEIGHBORS BANCSHARES, INC. (the "Company"), a bank holding company organized under the laws of the State of Georgia, and PHILLIP L. BALDWIN (the "Employee").

                                   BACKGROUND

     A. The Company desires to grant to the Employee a restricted stock award to purchase shares of the Company's common stock, $.50 par value per share (the "Common Stock") for the purpose of securing and retaining the services of the Employee and promoting and increasing the Employee's personal interests in the welfare of the Company.

     B. The Board of Directors has authorized the grant to the Employee of a restricted stock award to purchase Common Stock.

     C. The Company and the Employee wish to confirm herein the terms, conditions, and restrictions of the restricted stock award.

     For and in consideration of the premises, the mutual covenants contained herein, and other good and valuable consideration, the parties hereto agree:

                                    SECTION 1
                                 AWARD OF SHARES

     1.1     Award  of Shares.  Subject to the terms, restrictions, limitations,
             ----------------
and  conditions  stated  herein,  the  Company  hereby  awards  to  the Employee
_______________ [3% OF SHARES OF COMMON STOCK SOLD IN THE INITIAL PUBLIC OFFERING] shares of the Common Stock (the "Restricted Shares").

     1.2     Vesting  of Restricted Shares.  The Restricted Shares shall vest or
             -----------------------------
be forfeited according to the Vesting Schedule attached hereto as Schedule 1. The Restricted Shares which have become vested pursuant to the Vesting Schedule are herein referred to as the "Vested Shares." The date on which the Restricted Shares become vested shall be referred to herein individually as a "Vesting Date" and, collectively, as "Vesting Dates."

     1.3     Condition  to  Delivery  of  Restricted  Shares.
             -----------------------------------------------

          (a) In order to not forfeit the Restricted Shares, the Employee must deliver to the Company, within thirty (30) days after the earlier of
     (a)  the  date  on which any

     Restricted Shares become Vested Shares, or (b) the making of an election pursuant to Code Section 83(b), as to all or any portion of the Restricted Shares, either cash or a certified check payable to the Company in the amount of all withholding tax obligations (whether federal, state or local), imposed on the Company by reason of the vesting of the Restricted Shares or the making of an election pursuant to Code Section 83(b), as applicable, except as provided in Section 1.3(b).

          (b)     If  the  Employee  does  not make an election pursuant to Code
     Section 83(b), in lieu of paying the withholding tax obligation in cash or by certified check, as described in Subsection 1.3(a), the Employee may elect to have the actual number of Vested Shares reduced by the smallest number of whole shares of Common Stock which, when multiplied by the Fair Market Value of the Common Stock on the Vesting Date as determined by the Board of Directors, is sufficient to satisfy the amount of the withholding tax obligations imposed on the Company by reason of the vesting of the Restricted Shares (the "Withholding Election"). The Employee may make a Withholding Election only if both of the following conditions are met:

          (1) the Withholding Election must be made on or prior to the date on which the amount of tax required to be withheld is determined (the "Tax Date") by executing and delivering to the Company a properly completed
     Notice  of  Withholding  Election,  in  substantially the form of Exhibit A
                                                                       ---------
     attached  hereto; and

          (2) any Withholding Election made will be irrevocable; however, the Board of Directors may, in its sole discretion, disapprove and give no effect to any Withholding Election.

     1.4     Restricted Shares Held by the Share Custodian.  The Employee hereby
             ---------------------------------------------
authorizes and directs the Company to deliver to the Secretary of the Company or such other officer of the Company as may be designated by the Board of Directors (the "Share Custodian") any stock certificate issued by the Company to evidence Restricted Shares, as well as any stock certificate issuable to the Employee due to an event described in Section 3.1 below. The Share Custodian shall hold any such stock certificates and shall deliver a stock certificate for the appropriate number of (i) Vested Shares to the Employee upon the occurrence of each Vesting Date provided the Company has satisfied his withholding tax obligation; or (ii) Restricted Shares to the Company to the extent they are forfeited by the Employee.

     The Employee hereby irrevocably appoints the Share Custodian, and any successor thereto, as the true and lawful attorney-in-fact of the Employee with full power and authority to execute any stock transfer power or other instrument necessary to transfer the Restricted Shares and any other stock certificates held by the Share Custodian to the Company in the name, place and stead of the Employee. The term of such appointment shall commence on the Award Date and shall continue until all shares of Common Stock have been delivered to the Employee and the Company in accordance with the terms of this Agreement. The Employee shall complete an irrevocable stock power in favor of the Share Custodian in substantially the form of Exhibit B attached hereto to effect the provisions of this Section 1.4.
         ---------

     1.5     Rights  as  Stockholder.  The  Employee  shall  have no rights as a
             -----------------------
stockholder with respect to any Restricted Shares until a stock certificate for the shares is issued in the Employee's name. Once any such stock certificate is issued and delivered to the Share Custodian, during the period that the Share Custodian holds the Restricted Shares, the Employee shall be entitled to all rights associated with ownership of the Restricted Shares, except as follows:
(a) if additional shares of Common Stock become issuable to the Employee due to an event described in Section 3.1 below, any stock certificate representing such shares shall be delivered to the Share Custodian and those shares of Common Stock shall be subject to forfeiture to the same extent as the shares of Restricted Shares to which they relate; (b) the Employee shall have no rights inconsistent with the terms of this Agreement, such as the restrictions on transfer described in Section 2.2 below; and (c) any cash dividends on the Restricted Shares will be paid to the Employee only to the extent the Restricted Shares subsequently become Vested Shares.

     1.6     Investment  Representations.  The  Employee  hereby  represents,
             ---------------------------
warrants,  covenants,  and  agrees  with  the  Company  as  follows:

          (a) The Restricted Shares being acquired by the Employee will be acquired for the Employee's own account without the participation of any other person, with the intent of holding the Restricted Shares for investment and without the intent of participating, directly or indirectly, in a distribution of the Restricted Shares and not with a view to, or for resale in connection with, any distribution of the Restricted Shares, nor is the Employee aware of the existence of any distribution of the Restricted Shares;

          (b) The Employee is not acquiring the Restricted Shares based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Restricted Shares but rather upon an independent examination and judgment as to the prospects of the Company;

          (c) The Restricted Shares were not offered to the Employee by means of publicly disseminated advertisements or sales literature, nor is the Employee aware of any offers made to other persons by such means;

          (d) The Employee is able to bear the economic risks of the investment in the Restricted Shares, including the risk of a complete loss of the Employee's investment therein;

          (e) The Employee understands and agrees that the Restricted Shares will be issued and sold to the Employee without registration under any state law relating to the registration of securities for sale, and will be issued and sold in reliance on the exemptions from registration under the Securities Act of 1933 (the "1933 Act"), provided by Sections 3(b) and/or 4(2) thereof and the rules and regulations promulgated thereunder;

          (f) The Restricted Shares cannot be offered for sale, sold or transferred by the Employee other than pursuant to: (i) an effective registration under the 1933 Act or in a transaction otherwise in compliance with the 1933 Act; and (ii) evidence satisfactory to the Company of compliance with the applicable securities laws of other jurisdictions. The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws;

          (g) The Company will be under no obligation to register the Restricted Shares or to comply with any exemption available for sale of the Restricted Shares without registration or filing, and the information or conditions necessary to permit routine sales of securities of the Company under Rule 144 of the 1933 Act are not now available and no assurance has been given that it or they will become available. The Company is under no obligation to act in any manner so as to make Rule 144 available with respect to the Restricted Shares;

          (h) The Employee has and has had complete access to and the opportunity to review and make copies of all material documents related to the business of the Company, including, but not limited to, contracts, financial statements, tax returns, leases, deeds, and other books and records. The Employee has examined such of these documents as the Employee has wished and is familiar with the business and affairs of the Company. The Employee realizes that the purchase of the Restricted Shares is a speculative investment and that any possible profit therefrom is uncertain;

          (i) The Employee has had the opportunity to ask questions of and receive answers from the Company and any person acting on its behalf and to obtain all material information reasonably available with respect to the Company and its affairs. The Employee has received all information and data with respect to the Company which the Employee has requested and which the Employee has deemed relevant in connection with the evaluation of the merits and risks of the Employee's investment in the Company;

          (j) The Employee has such knowledge and experience in financial and business matters that the Employee is capable of evaluating the merits and risks of the purchase of the Restricted Shares hereunder and the Employee is able to bear the economic risk of such purchase; and

          (k) The agreements, representations, warranties, and covenants made by the Employee herein extend to and apply to all of the Restricted Shares of the Company issued to the Employee pursuant to this Agreement. Acceptance by the Employee of the certificate representing such Restricted Shares shall constitute a confirmation by the Employee that all such agreements, representations, warranties, and covenants made herein shall be true and correct at that time.

                                    SECTION 2
               FORFEITURE AND RESTRICTIONS UPON RESTRICTED SHARES

     2.1     Forfeiture  Upon  Termination of Employment.  Upon a Termination of
             -------------------------------------------
Employment with the Company and/or its affiliates for any reason prior to a Vesting Date, all Restricted Shares that have not become Vested Shares prior to such Termination of Employment shall be forfeited as of the effective date of such Termination of Employment.

     2.2     Restrictions  on Transfer of Restricted Shares.  The Employee shall
             ----------------------------------------------
effect no Disposition of Restricted Shares prior to the date the shares are delivered to him by the Share Custodian; provided, however, that this provision shall not preclude a transfer by will or the laws of descent and distribution in the event of the death of the Employee.

     2.3     Legends.  Any  stock certificate representing the Restricted Shares
             -------
issued to the Share Custodian shall be endorsed with the following legend and the Employee shall not effect any transfer of the Restricted Shares without first complying with the restrictions on transfer described in such legend:

                             TRANSFER IS RESTRICTED

     THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN A RESTRICTED STOCK AGREEMENT DATED __________________, A COPY OF WHICH IS AVAILABLE FROM THE COMPANY.

     THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, OR HYPOTHECATED UNLESS (1) THERE IS AN EFFECTIVE REGISTRATION UNDER SUCH ACT COVERING SUCH SECURITIES, (2) THE TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR (3) THE ISSUER RECEIVES AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT.

     The Employee agrees that the Company may also endorse any other legends required by applicable federal or state securities laws.

     The Company need not register a transfer of the Restricted Shares, and may also instruct its transfer agent, if any, not to register the transfer of the Restricted Shares unless the conditions specified in the foregoing legends are satisfied.

     2.4     Removal  of  Legend  and  Transfer  Restrictions.
             ------------------------------------------------

          (a) The restrictions described in the first sentence of the legend set forth in Section 2.3 above and any related stop transfer instructions may be removed and the Company shall issue necessary replacement certificates without that portion of the legend to the Employee as of the date that the Share Custodian may deliver any such certificates to the Employee pursuant to Section 1.4 above.

          (b) The restrictions described in the second sentence of the legend set forth in Section 2.3 above and any related stop transfer instructions may be removed and the Company shall issue necessary replacement certificates without that portion of the legend to the Employee if the shares of Common Stock represented by the certificates: (i) are registered under the 1933 Act and a prospectus meeting the requirements of
     Section 10 of the 1933 Act is available; (ii) at such time as permitted by Rule 144(k) promulgated under the 1933 Act; or (iii) upon receipt of an opinion of counsel, reasonably satisfactory to the Company stating that such sale, transfer, assignment or hypothecation is exempt from the requirements of the 1933 Act.

                                    SECTION 3
                               GENERAL PROVISIONS

     3.1     Change  in  Capitalization.
             --------------------------

          (a) If the number of outstanding shares of the Common Stock shall be increased or decreased as a result of a subdivision or combination of shares or the payment of a stock dividend in shares of Common Stock to holders of outstanding shares of Common Stock or any other increase or decrease in the number of shares of Common Stock outstanding is effected without receipt of consideration by the Company, an appropriate adjustment shall be made by the Board of Directors in the number and kind of Restricted Shares such that the Employee's proportionate interest shall be maintained as before the occurrence of the event. No fractional shares shall be issued in making such adjustment. All adjustments made by the Board of Directors under this Section shall be final, binding, and conclusive.

          (b) In the event of a merger or consolidation, extraordinary dividend (including a spin-off), reorganization or other change in the corporate structure of the Company or the Common Stock or a tender offer for shares of Common Stock, an appropriate adjustment may be made with respect to the Restricted Shares such that other securities, cash or other property may be substituted for the Common Stock held by the Employee pursuant to this Agreement.

          (c) The existence of this Agreement shall not affect the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Common

     Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or part of its business or assets, or any other corporate act or proceeding.

     3.2     Governing  Laws.  This  Agreement  shall be construed, administered
             ---------------
and enforced according to the laws of the State of Georgia; provided, however, that no Restricted Shares shall be issued except, in the reasonable judgment of the Board of Directors, in compliance with exemptions under applicable state securities laws of the state in which the Employee resides, and/or any other applicable securities laws.

     3.3     Successors.  This  Agreement shall be binding upon and inure to the
             ----------
benefit of the heirs, legal representatives, successors, and permitted assigns of the parties.

     3.4     Notice.  All notices and other communications required or permitted
             ------
under this Agreement shall be in writing and shall be delivered by hand or, if mailed, shall be sent via the United States Postal Service, certified mail, return receipt requested or by overnight courier. All notices hereunder may be delivered by hand or overnight courier, in which event the notice shall be deemed effective when delivered. All notices and other communications under this Agreement shall be given to the parties hereto at the following addresses:

          (i)    If to the Company, to it at:

                 Neighbors  Bancshares, Inc.
                 11285  Elkins  Road
                 Building  E
                 Roswell,  GA  30076

         (ii)    If to the Employee, to him at:
                 __________________________
                 __________________________

Any party hereto may change his or its address by advising the others, in writing, of such change of address.

     3.5     Severability.  In  the event that any one or more of the provisions
             ------------
or portion thereof contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of this Agreement, and this Agreement shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

     3.6     Entire  Agreement.  This  Agreement  expresses  the  entire
             -----------------
understanding and agreement of the parties with respect to the subject matter. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

     3.7     Violation.  Any Disposition of the Restricted Shares or any portion
             ---------
thereof shall be a violation of the terms of this Agreement and shall be void and without effect.

     3.8     Headings.  Paragraph  headings  used  herein are for convenience of
             --------
reference  only  and  shall  not  be  considered  in  construing this Agreement.

     3.9     Specific  Performance.  In  the  event  of any actual or threatened
             ---------------------
default in, or breach of, any of the terms, conditions and provisions of this Agreement, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

     3.10     No  Rights to Continued Retension.  The award of Restricted Shares
              ---------------------------------
hereunder shall not be construed as giving the Employee the right to a continued service relationship with the Company.

                                    SECTION 4
                                   DEFINITIONS

     As used in this Agreement, the capitalized words and phrases set forth below shall have the meanings thereafter ascribed:

     4.1     "Bank"  means Neighbors Bank, a proposed state bank being organized
              ----
under  the  laws  of  the  State  of  Georgia.

     4.2     "Board  of  Directors" means the board of directors of the Company.
              --------------------

     4.3     "Change  in  Control"  means  any  one  of  the  following  events:
              -------------------

          (a) the acquisition by any person or persons acting in concert of the then outstanding voting securities of either the Company or the Bank if, after the transaction, the acquiring person or persons owns controls or holds the power to vote fifty percent (50%) or more of any class of voting securities of the Company or the Bank;

          (b) within any twelve-month period (beginning on or after the Effective Date), the persons who were directors of either the Company or the Bank immediately before the beginning of such twelve-month period (the "Incumbent Directors") shall cease to constitute at least a majority of such Board of Directors; provided that any director who was not a director as of the beginning of such twelve-month period shall be deemed to be an Incumbent Director if that director were elected to such Board of Directors by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors; and provided further that no director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors shall be deemed to be an Incumbent Director;

          (c) a reorganization, merger or consolidation, with respect to which persons who were the stockholders of either the Company or the Bank immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities; or

          (d) the sale, transfer or assignment of all or substantially all of the assets of the Company or the Bank to any third party.

     4.4     "Code" means the Internal Revenue Code of 1986, as amended, and the
              ----
rules  and  regulations  promulgated  thereunder.

     4.5     "Disability"  shall  mean  the inability of the Employee to perform
              ----------
the material duties of his employment with the Company or, if applicable, any affiliate of the Company, for a period of three (3) consecutive months as certified by a physician chosen by the Company and reasonably acceptable to the Employee.

     4.6     "Disposition"  means  any  conveyance,  sale, transfer, assignment,
              -----------
pledge or hypothecation, whether outright or as security, inter vivos or testamentary, with or without consideration, voluntary or involuntary.

     4.7     "Fair  Market  Value"  with  regard  to  a  date  means:
              -------------------

          (a) the price at which the Common Stock shall have been sold on that date or the last trading date prior to that date as reported by the national securities exchange selected by the Board of Directors on which the shares of Common Stock are then actively traded or, if applicable, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System (NASDAQ);

          (b) if such market information is not published on a regular basis, the price of the Common Stock in the over-the-counter market on that date or the last business day prior to that date as reported by (NASDAQ) or, if not so reported, by a generally accepted reporting service; or

          (c) if the Common Stock is not publicly traded, as determined in good faith by the Board of Directors with due consideration being given to
     (i) the most recent independent appraisal of the Company, if such appraisal is not more than twelve months old and (ii) the valuation methodology used in any such appraisal.

     For purposes of Paragraphs (a), (b), or (c) above, the Board of Directors may use the closing price as of the applicable date, the average of the high and low prices as of the applicable date or for a period certain ending on such date, the price determined at the time the transaction is processed, the tender offer price for shares of Common Stock, or any other method which the Board of Directors determines is reasonably indicative of the fair market value.

     4.8     "Termination  of  Employment"  means  the  termination  of  the
              ---------------------------
employee-employer relationship between the Employee and the Company and its affiliates, regardless of the fact that severance or similar payments are made to the Employee for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement. The Board of Directors shall, in its absolute discretion, determine the effect of all matters and questions relating to a Termination of Employment, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Employment.

     IN WITNESS WHEREOF, the parties have executed and sealed this Agreement on the day and year first set forth above.


                                             NEIGHBORS  BANCSHARES,  INC.


                                             By: _______________________________

                                             Title: ____________________________
ATTEST:

____________________________

Title: _____________________

         [CORPORATE SEAL]

                                             EMPLOYEE


                                             _____________________________(SEAL)

                                    EXHIBIT A
                                    ---------

                         NOTICE OF WITHHOLDING ELECTION
                           NEIGHBORS BANCSHARES, INC.
                           RESTRICTED STOCK AGREEMENT


TO:          Neighbors  Bancshares,  Inc.

FROM:

RE:          Withholding  Election

     This election relates to the restricted stock award identified in Paragraph 3 below. I hereby certify that:

     (1) My correct name and social security number and my current address are set forth at the end of this document.

     (2)     I  am  (check  one,  whichever  is  applicable).

          [ ]  the original recipient of the restricted stock award.

          [ ] the legal representative of the estate of the original recipient of the restricted stock award.

          [ ] a legatee of the original recipient of the restricted stock award.

          [ ] the legal guardian of the original recipient of the restricted stock award.

     (3) The restricted stock award pursuant to which this election relates is dated as of ___________, 2002 (the "Restricted Stock Agreement") in the name of_________________ for a total of __________ shares of Common Stock. This election relates to ______ shares of Common Stock issuable upon the vesting of the Restricted Shares, provided that the numbers set forth above shall be deemed changed as appropriate to reflect stock splits and other adjustments contemplated in Section 3.1 of the Restricted Stock Agreement.

     (4) I hereby elect to have certain of the shares withheld by the Company for the purpose of having the value of the shares applied to pay federal, state and local, if any, taxes arising from the exercise.

          The fair market value of the shares to be withheld in addition to $_________ in cash to be tendered to the Company by the recipient of the restricted stock award shall be equal to the minimum statutory tax withholding requirement under federal, state and local law in connection with the exercise.


                             Exhibit A - Page 1 of 2

     (5) This Withholding Election is made no later than the Tax Date and is otherwise timely made pursuant to Section 1.3 of the Restricted Stock Agreement.

     (6) I understand that this Withholding Election may not be revised, amended or revoked by me but is subject to the disapproval of the Board of Directors.

     (7) I further understand that, if this Withholding Election is not disapproved by the Board of Directors, the Company shall withhold from the Vested Shares a whole number of shares of Common Stock having the value determined in accordance with Paragraph 4 above.

     (8) Capitalized terms used in this Notice of Withholding Election without definition shall have the meanings given to them in the Restricted Stock Agreement.


Dated:     ________________________________

Signature:  _______________________________

___________________________________________
Name  (Printed)

___________________________________________
Street  Address

___________________________________________
City,  State,  Zip  Code


                             Exhibit A - Page 2of 2

                                    EXHIBIT B
                                    ---------

                             IRREVOCABLE STOCK POWER




     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to Neighbors Bancshares, Inc., a Georgia corporation (the "Company"), ___ shares of the Common Stock, $.50 par value, of the Company registered in the name of the undersigned on the stock transfer records of the Company and represented by Stock Certificate No. ____________________ of the Company; and the undersigned does hereby irrevocably constitute and appoint ________________________________, his attorney-in-fact, to transfer the aforesaid shares on the books of the Company, with full power of substitution; and the undersigned does hereby ratify and confirm all that said attorney-in-fact lawfully shall do by virtue hereof.


Date:________________________              _____________________________________
                                                [NAME]


IN  THE  PRESENCE  OF:


_____________________________
     (Print  Name)


_____________________________
     (Signature)


                             Exhibit B - Page 1 of 1

                                   SCHEDULE I
                          TO NEIGHBORS BANCSHARES, INC.
                             RESTRICTED STOCK AWARD

Vesting  Schedule
-----------------

A. The Restricted Shares shall become Vested Shares following completion of the years of service for the Company or any of its affiliates as indicated in the schedule below.

   Percentage  of  Shares                        Years  of  Service
Which  are  Vested  Shares              after the Bank Opens for Business
--------------------------              ---------------------------------

         33  1/3%                                     1
         66  2/3%                                     2
         100%                                         3

B. Notwithstanding Part A, in the event of a Change in Control, the Restricted Shares will be fully vested as of a date determined by the Board of Directors which is no less than thirty (30) days prior to the effective date of a Change in Control if the Employee is employed by the Company or any of its affiliates on the effective date of a Change in Control; provided, however, that the accelerated vesting contemplated by this provision shall not be given effect on account of any Change in Control which becomes effective prior to the date which is three years following the date the Bank opens for business

C. For purposes of the Vesting Schedule, the Employee shall be granted a year of service for each consecutive twelve-month period following the date the Bank opens for Business and during which the Employee continues, at all times, as an employee of the Company or any of its affiliates. At such time as the Employee is no longer an employee of the Company or any of its affiliates, the Employee will cease to continue vesting in the Restricted Shares and any remaining Restricted Shares which are not Vested Shares shall be forfeited




                            Schedule 1 - Page 1 of 1